UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2025

Tax-Exempt Private Credit Fund, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	811-23318	82-3790252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

5901 College Boulevard Suite 400

Overland Park, Kansas 66211

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

913-981-1020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TSIFX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)  At a meeting held on May 21, 2025, the Board of Directors of Tax-Exempt Private Credit Fund, Inc. (the “Fund”) approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund. Ernst & Young LLP previously served as the Fund’s independent registered public accounting firm for the year ended September 30, 2024. On May 21, 2025, the Fund notified Ernst & Young LLP of the Fund’s engagement of Tait, Weller & Baker LLP, and the resulting dismissal of Ernst & Young LLP, as the Fund’s independent registered public accounting firm.

The reports of Ernst & Young LLP, the previous independent registered public accounting firm for the Fund, on the Fund’s financial statements as of and for the fiscal years ended September 30, 2024 and September 30, 2023 did not contain an adverse opinion or a disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended September 30, 2024 and September 30, 2023 and for the period through May 21, 2025: (i) there were no disagreements between the Fund and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its reports; and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934) with respect to the Fund.

The Fund has provided Ernst & Young LLP with a copy of the foregoing disclosures and has requested that Ernst & Young LLP furnish the Fund with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements made by the Fund and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP’s letter, dated May 28, 2025, is filed as an exhibit to this Report.

(b)  At a meeting held on May 21, 2025, the Board of Directors of the Fund approved the engagement of Tait, Weller & Baker LLP to serve as the independent registered public accounting firm for the Fund.

During each of the two fiscal years ended September 30, 2024 and September 30, 2023 and for the period through May 21, 2025, none of the Fund or any party acting on behalf of the Fund consulted Tait, Weller & Baker LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Fund or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

16.1	Letter from Ernst & Young LLP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAX-EXEMPT PRIVATE CREDIT FUND, INC.

Date: May 28, 2025	By:	/s/ Jeffrey Kruske
	Name:	Jeffrey Kruske
	Title:	Chief Executive Officer